INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

12. INCOME TAXES

We record income tax expense (benefit) each quarter based on our best estimate of the full year effective tax rate. This estimated tax expense (benefit) is reported based on a pro-ration of the actual income earned in the period divided by the full year forecasted income (loss). There are certain items, however, which are given discrete period treatment, and the tax effects of those items are reported in the quarter that such events arise. Items that give rise to discrete recognition include (but are not limited to) finalizing tax authority examinations, changes in statutory tax rates, and the expiration of statutes of limitations. The process for calculating income tax expense (benefit) includes estimating current taxes due and assessing temporary differences between the recognition of assets and liabilities for tax and financial statement reporting purposes. The income tax benefit for the nine month period ended September 30, 2014 was impacted by a discrete reduction of the valuation allowance on certain deferred tax assets of $47.4 million due to our ability to realize those benefits in the future. This discrete reduction of the valuation allowance was largely offset by the changes in the geographical mix of earnings from operations and the tax impact of the valuation allowance recorded against the deferred tax asset related to the impairment recorded in the third quarter associated with our indefinitely closed Merano, Italy polysilicon facility and the related chlorosilanes facility. The income tax expense for the three month period ended September 30, 2014 was primarily related to the taxes imposed on certain profitable operations in various foreign jurisdictions and the tax impact of the valuation allowance recorded against the deferred tax asset related to the impairment recorded in the third quarter associated with our indefinitely closed Merano, Italy polysilicon facility and the related chlorosilanes facility. This expense was partially offset by a discrete reduction of the valuation allowance on certain deferred tax assets of $17.8 million due to our ability to realize those benefits in the future. We regularly review our deferred tax assets for realizability, taking into consideration all available evidence, both positive and negative, including cumulative losses, projected future taxable income (losses), the expected timing of the reversals of existing temporary differences, and the expected impact of tax planning strategies. Our total deferred tax assets, net of valuation allowance, as of September 30, 2014 and December 31, 2013, were $45.4 million and $21.5 million, respectively. We believe that it is more likely than not, based on our projections of future taxable income in certain jurisdictions, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets that have not been offset by a valuation allowance at September 30, 2014.

We are domiciled in Singapore, however we are subject to income taxes in the United States and numerous foreign jurisdictions. We are subject to income tax audits in these jurisdictions from time to time. We believe that our tax return positions are fully supported, but tax authorities may challenge certain positions, which may not be fully sustained. Our income tax expense includes amounts intended to satisfy income tax assessments that may result from these challenges. Determining the income tax expense for these potential assessments and recording the related assets and liabilities requires significant judgments and estimates. Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. We review our liabilities quarterly, and we may adjust such liabilities due to proposed assessments by tax authorities, changes in facts and circumstances, issuance of new regulations or new case law, negotiations between tax authorities of different countries concerning our transfer prices, the resolution of audits, or the expiration of statutes of limitations. Adjustments, if required, are most likely to occur in the year during which major audits are closed. The accrual for uncertain tax positions as of September 30, 2014 and December 31, 2013 was $1.5 million and $1.6 million, respectively.

Management has reviewed its repatriation policy during the first nine months of 2014 with respect to our planned legal structure and concluded that the undistributed current earnings of certain subsidiaries may be remitted to the Singapore parent and its subsidiaries in the foreseeable future. We plan foreign remittance amounts based on projected cash flow needs as well as the working capital and long-term investment requirements of our worldwide subsidiaries and operations, after taking into consideration the tax effects of such remittances. Of our cash and cash equivalents as of September 30, 2014, $71.7 million was held by our foreign subsidiaries, a portion of which may be subject to repatriation tax effects.

We are under examination by certain international tax jurisdictions. We believe it is reasonably possible that some portions of these examinations could be completed within the next twelve months and have recorded amounts in the financial statements that are reflective of the current status of these examinations.

12. INCOME TAXES

As discussed in Note 2 “Summary of Significant Accounting Policies,” we were historically included in SunEdison’s consolidated U.S. federal income tax return; our income taxes are computed and reported herein under the “separate return” method. Use of the separate return method may result in differences when the sum of the amounts allocated to carve-out tax provisions are compared with amounts presented in SunEdison’s consolidated financial statements. In that event, the related deferred tax assets and liabilities could be significantly different from those presented herein. Furthermore, certain tax attributes (i.e., net operating loss carryforwards) that were actually reflected in SunEdison’s consolidated financial statements may or may not exist at the carve-out level.

The net (loss) income before income tax expense (benefit) consists of the following:

	For the year ended December 31,
	2013	2012	2011
In millions
U.S.	$(126.5)	$(117.1)	$(113.1)
Foreign	115.2	243.4	(405.1)

Total	$(11.3)	$126.3	$(518.2)

Income tax expense (benefit) consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2013:
U.S. Federal	$1.6	$15.2	$16.8
U.S. State	1.3	(0.1)	1.2
Foreign	17.8	8.2	26.0

Total	$20.7	$23.3	$44.0

Year ended December 31, 2012:
U.S. Federal	$(1.9)	$—	$(1.9)
Foreign	22.1	(16.6)	5.5

Total	$20.2	$(16.6)	$3.6

Year ended December 31, 2011:
U.S. Federal	$2.9	$—	$2.9
Foreign	12.4	22.1	34.5

Total	$15.3	$22.1	$37.4

Effective Tax Rate

Income tax expense (benefit) for 2013 differed from the amounts computed by applying the Singapore income tax rate of 17% to (loss) income before income taxes and noncontrolling interests as the parent company will be domiciled in Singapore. Income tax expense (benefit) for 2011 and 2012 differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to (loss) income before income taxes and noncontrolling interests.

	For the year ended December 31,
	2013	2012	2011
Income tax at statutory rate	(17.0)%	35.0%	(35.0)%
Increase (reduction) in income taxes:
Effect of international operations (1)	377.4	(18.4)	5.5
Foreign incentives	(19.5)	(3.5)	(1.3)
Foreign repatriation	—	—	2.6
Tax authority positions, net	—	(3.1)	—
Valuation allowance	48.2	(6.7)	35.9
Other, net	0.3	(0.4)	(0.5)

Effective tax expense rate	389.4%	2.9%	7.2%

(1)	The Company determines the adjustment for taxes on international operations based on the difference between the statutory tax rate applicable to earnings in each foreign jurisdiction and the enacted rate of 17%, 35% and 35% at December 31, 2013, 2012 and 2011, respectively.

The 2013 net expense is primarily the result of the worldwide operational earnings mix at various rates. The 2012 net expense is primarily the result of the worldwide operational earnings mix at various rates, change in valuation allowances and a net decrease to the reserve for uncertain tax positions. The 2011 net expense is primarily the result of the worldwide operational earnings mix at various rates.

Certain of our subsidiaries have been granted a concessionary tax rate of 0.0% on all qualifying income for a period of up to five to ten years based on investments in certain plant and equipment and other development and expansion activities, resulting in a tax benefit for 2013, 2012 and 2011 of approximately $2.2 million, $4.6 million and $6.6 million, respectively. Under the incentive programs, the income tax rate for qualifying income will be taxed at an incentive tax rate lower than the corporate tax rate. The Company is in compliance with the qualifying conditions of the tax incentives. The last of these incentives will expire between 2017 and 2022.

The U.S. operations are currently under examination by the IRS for the 2011 and 2012 tax years. We do not believe the finalization of these exams would result in any material adjustments to our tax positions. We are also under examination by certain international tax jurisdictions. We believe it is reasonably possible that some portions of these examinations could be completed within the next twelve months and have currently recorded amounts in the financial statements that are reflective of the current status of these examinations.

We will be domiciled in Singapore. We plan foreign remittance amounts based on projected cash flow needs as well as the working capital and long-term investment requirements of our worldwide subsidiaries and operations. Following the completion of this offering, we expect that cash generated from our Singapore operations and borrowings under our new senior secured term loan, together with borrowings under our new senior secured revolving credit facility as needed, will provide sufficient liquidity to fund our Singapore operations. Management has concluded that the undistributed earnings of all subsidiaries are not expected to be remitted to Singapore in the foreseeable future. For the years ended December 31, 2012 and 2011, management reviewed its policy for repatriation of all our subsidiaries in view of the restructuring announcement made in December 2011 and determined that the undistributed earnings of all our foreign subsidiaries were not expected to be remitted to the United States in the foreseeable future.

together with borrowings under our new senior secured revolving credit facility as needed, will provide sufficient liquidity to fund our Singapore operations.

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2013	2012
In millions
Beginning of year	$1.6	$5.2
Additions based on tax positions related to the current year	—	—
Reductions for tax positions of prior years	(0.2)	(3.6)

End of year	$1.4	$1.6

As of December 31, 2013, 2012 and 2011, we had $1.6 million, $1.8 million and $6.1 million, respectively, of unrecognized tax benefits, net of U.S. federal, state and local deductions, associated with open tax years for which we are subject to audit in various U.S. federal, state and foreign jurisdictions. This also includes estimated interest and penalties. The change to the reserve from December 31, 2012 to December 31, 2013 includes a decrease of $0.2 million primarily related to taxable income adjustments attributable to foreign operations. All of our unrecognized tax benefits as of December 31, 2013 and 2012 would favorably affect our effective tax rate if recognized. We are subject to examination in various jurisdictions for the 2006 through 2012 tax years. For the periods ended December 31, 2013, 2012 and 2011, the Company recognized an immaterial amount in interest and penalties and had $0.2 million accrued at December 31, 2013 and 2012, respectively, for the payment of interest and penalties.

Deferred Taxes

The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2013	2012
In millions
Deferred tax assets:
Inventories	$5.7	$6.7
Restructuring liabilities	10.3	26.1
Expense accruals	18.8	16.5
Property, plant and equipment	104.2	92.2
Pension, medical and other employee benefits	15.3	23.8
Net operating loss carryforwards	19.7	63.4
Foreign tax credits	73.6	25.6
Other	12.8	23.2

Total deferred tax assets	260.4	277.5
Valuation allowance	(224.8)	(240.9)

Net deferred tax assets	35.6	36.6

Deferred tax liabilities:
Pension	(6.6)	—
Other	(7.5)	(4.0)

Total deferred tax liabilities	(14.1)	(4.0)

Net deferred tax assets	$21.5	$32.6

Our deferred tax assets and liabilities, netted by taxing location, are in the following captions in the combined balance sheet:

	As of December 31,
	2013	2012
In millions
Current deferred tax assets, net (recorded in deferred tax asset and accrued liabilities)	$5.9	$12.4
Non-current deferred tax assets, net (recorded in other assets and other liabilities)	15.6	20.2

Total	$21.5	$32.6

Our net deferred tax assets totaled $21.5 million as of December 31, 2013 compared to $32.6 million as of December 31, 2012. In 2013, the decrease of $11.1 million in net deferred tax assets is primarily attributable to a reduction in deferred tax assets associated with restructuring and net operating losses offset by an increase in foreign tax credit carryforwards. As of December 31, 2013, we have valuation allowances of $224.8 million. We believe that it is more likely than not, with our projections of future taxable income in certain foreign jurisdictions, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets of $21.5 million.